EXHIBIT 23.2



                         CONSENT OF INDEPENDENT AUDITORS








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                                                                    Exhibit 23.2


CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the Integrity Arts, Inc. 1996 Stock Option Plan of our reports dated July 16, 1997 with respect to the consolidated financial statements of Sun Microsystems, Inc. incorporated by reference in its Annual Report (Form 10-K, as amended on Form 10-K/A) for the year ended June 30, 1997 and the related financial statement schedule included therein, filed with the Securities and Exchange Commission.


                                                /s/ Ernst & Young LLP


October 16, 1997
Palo Alto, California






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                                  EXHIBIT 24.1



                                POWER OF ATTORNEY
                                  (See Page 5)